Filed Pursuant to Rule 497(e)
                             Monetta Trust Registration File No. 811-7360




                              MONETTA TRUST
                     SUPPLEMENT DATED JUNE 10, 2005
                                   TO
           PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                            DATED MAY 1, 2005

        On May 9, 2005, the Monetta Trust Board of Trustees and the Fund's management company (the "Adviser") approved a plan to liquidate and close Monetta Trust Blue Chip Fund. The liquidation is expected to occur on July 29, 2005 (the "Liquidation Date"). The remaining 5 funds of Monetta Trust will remain open and unaffected by this announcement.

The Blue Chip Fund will not accept any additional purchases of Fund shares through the Liquidation Date. Shares of the Blue Chip Fund may be exchanged for shares of Monetta Fund or any of the other fund series in the Monetta Trust before the Liquidation Date. Shareholders of taxable accounts in Blue Chip Fund who do not exchange or redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to them at their address of record when the liquidation occurs. Unless otherwise instructed, shares held directly with Blue Chip Fund in an individual retirement account ("IRA"); Roth IRA; SEP or SARSEP; Coverdell Education Savings Account; custodial accounts; as well as certain other retirement plan accounts will be exchanged on the Liquidation Date for shares in Monetta Trust Government Money Market Fund.

Effective as of July 29, 2005, all references to Monetta Trust Blue Chip Fund in the Prospectus and Statement of Additional Information are hereby deleted.

            Please keep this supplement for future reference

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